UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2009

AuraSource, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28585	68-0427395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 South Price Road, Suite 219 Chandler, AZ	85286
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (480) 292-7179

7377 East Doubletree Ranch Road, Suite 288 Scottsdale, AZ 85258
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 31, 2009, a news article was published by the Grand Junction Daily Sentinel relating to the Company’s plans to build a refinery capable of processing as many as 1 million tons of oil shale a year, possibly in eastern Utah or western Colorado using its licensed technology from China Chemical Economic Cooperation Center (“CCECC”).

A copy of the news article is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	News Release dated December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, AuraSource, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURASOURCE, INC.

Date:  January 7, 2010                                                                By:    /s/ Eric Stoppenhagen
Eric Stoppenhagen
Chief Financial Officer